UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     Rubber Technology International, Inc.
                          3185 E. Washington Blvd.
                        Los Angeles, California 90023

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 12, 2001


TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of Rubber Technology International, Inc. (the "Company") to be held on April 12, 2001 at 11:00 AM, Pacific Time, at the offices of the Company located at 3185 E. Washington Blvd., Los Angeles, CA 90023, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to increase the authorized Common Stock of the Company from 75 million shares to 150 million and to add a class of Preferred stock;

3.     To reincorporate the Company from Florida to Nevada; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.





The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 12, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.



                         By Order of the Board of Directors



                         Trevor Webb, Chairman

March__, 2001
Los Angeles, California




ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                      Rubber Technology International, Inc.
                            3185 E. Washington Blvd.
                          Los Angeles, California 90023
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION


SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of Rubber Technology International, Inc. (the "Company") for use in connection with the Annual Meeting of Shareholders to be held at the offices of the Company located at 3185
E. Washington Blvd., Los Angeles, CA 90023 on Thursday, April 12, 2001 at 11:00 am, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

O     FOR the election of the nominees listed below.  See Proposal 1;

O FOR the amendment of the Articles of Incorporation of the Company to increase the authorized Common Stock of the Company to add a class of preferred stock. See Proposal 2; and

0     FOR the reincorporation of the Company in the state of Nevada.  See
      Proposal 3.

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March__, 2001. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

                               SUMMARY TERM SHEET

The following is a summary of the most important terms of the Reincorporation. The Reincorporation is described more extensively in Proposal 3, beginning on page 7 of this Proxy Statement. In addition, you should read this entire Proxy Statement since this summary may not contain all of the information that is important to you.

Companies  Involved . . . . . . . Rubber  Technology  International,  Inc.,  a
                                  Florida corporation ("RTEK-FLA" or the
                                  Company");  and  Rubber  Technology
                                  International, Inc., a Nevada corporation (the "Reincorporated Company" or "RTEK-NV" or the "Surviving Corporation").

Purpose             . . . . . . . The  purpose  of the Reincorporation is to
                                  change the state of incorporation of the Company from Florida to Nevada. We believe that Nevada corporate law provides greater flexibility than those of Florida.

Transaction         . . . . . . . A statutory merger of RTEK-FLA into RTEK-NV
                                  with RTEK-NV being the surviving  corporation.

Consideration       . . . . . . . Each issued and outstanding share of the
                                  common stock of RTEK-FLA will be converted into an equivalent number of shares of RTEK-NV.

Management          . . . . . . . Subsequent to the Reincorporation, management of the Surviving Corporation will remain the same.

Effect              . . . . . . . As a result of the Reincorporation, current
                                  shareholders of the Company will own an
                                  equivalent number of shares in the surviving company, Rubber Technology International, Inc., a Nevada corporation.

Shareholder Approval  . . . . . . Under  Florida law, approval of the proposed
                                  Agreement and Plan of Reorganization dated
                                  March 5, 2001 and approval of the proposed reincorporation in that agreement requires the affirmative vote of a majority of the total number of votes cast, provided that the number of votes cast represents more than 50% of the total number of shares of Common Stock of the Company outstanding. For the purpose of determining whether a majority of the total number of votes cast are in favor of the transactions, abstentions will have the effect of a vote against the transactions and broker non-votes will have no effect. For the purpose of determining whether the number of votes cast represents more than 50% of the shares of Common Stock of the Company outstanding, abstentions will count as votes cast and broker non-votes will not count as votes cast.

Dissenter's  Rights               Pursuant  to  Florida law, you are entitled to
                                  dissenter's rights with respect to your shares of common stock pursuant to the applicable sections of the Florida Business Corporations
                                  Act. If you properly perfect these rights, you may be paid the fair value of your shares prior to consummation of the Reincorporation.
                                  In order to perfect your rights you must fully comply with the statutory procedures of Florida law. A copy of Florida's Dissenter's
                                  Rights provisions have been attached to this Proxy Statement as Exhibit "D". In the event that more than 1% of the shareholders elect to receive Dissenter's rights, we have the right to terminate the Reincorporation.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "Commission"). This Proxy Statement, as well as reports, proxy statements and other information filed by the Company can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Commission's public reference room by calling 1-800-SEC-0330. Electronic registration statements filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system are publicly available through the Commission's World Wide Web site (http://www.sec.gov).

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Proposals set forth in this Proxy Statement shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

OUTSTANDING SHARES AND VOTING RIGHTS

The only class of the Company's equity securities outstanding is its Common Stock. Shareholders of record at the close of business on March 12, 2001 are entitled to one vote for each share of Common Stock held by them. As of March 12, 2001, there were 70,660,940 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve Proposals 1 & 3. However, a two-thirds majority of the shares present or represented and entitled to vote at the meeting is required to approve Proposal 2. The transfer agent for the Common Stock is Securities Transfer Corporation, 2591 Dallas Parkway #102, Frisco, TX 75034.

                             PROPOSAL ONE

                         ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Articles of Incorporation of the Company, the Board of Directors consists of a minimum of one but not more than seven directors. Currently, Trevor Webb and Terrence Burke serve as directors of the Company.,

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than three (3) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

               Terrence Burke
               Thomas Reichman
               Trevor Webb


The biographies of nominees, including certain additional information, are set forth below:

TREVOR WEBB currently serves as the Company's President and CEO, and is a member of the Company's Board of Directors. In 1991, Mr. Webb founded Eclexion Designs, Inc., a furniture company. Mr. Webb designed an exclusive line of unique furniture and set up multiple factories in Indonesia for the manufacture of his designs. Eclexion's worldwide distribution center was located in Los Angeles, CA and employed over 80 employees. Eclexion's customers included Eddie Bauer, Nieman Marcus, and Restoration Hardware. By 1998, Eclexion had $10 million in annual sales and distribution spanning three continents. In 1999, Mr. Webb sold his company to join RTEK. Mr. Webb served as Director of Marketing for the Company until the death of his father, Raymond L. Webb, the Company's founder, when Trevor was appointed by Board of Directors to serve as a Director, President and CEO.

TERRENCE BURKE was appointed to the Company's Board of Directors on corporate inception. Since 1988, Mr. Burke has been the owner of Burke's Country Pine, a retail chain with three retail stores. From 1983 to 1988, Mr. Burke was the Vice President of Finance of Webb Development Company. From 1964 to 1983, Mr. Burke served as a vice President for the Coldwell Company, a Los Angeles based mortgage banking firm. Mr. Burke attended the School of Mortgage Banking at the University of Maryland and the University of California at Los Angeles, with specific emphasis in finance, construction and construction law.

THOMAS L. REICHMAN joined the Company in March 2000 and currently serves as the Company's Executive Vice President and Chief Operating Officer. From June 1999 to March 2000, Mr. Reichman served as President of Senior Care Industries, a development stage corporation. From February 1999 to June 1999, Mr. Reichman served as President of Internet Culinary Corporation, which was to be merged into Senior Care. From 1990 to 1998, Mr. Reichman was a special consultant recommended by General Electric Satellite Space Division for consulting assignments. In that capacity, Mr. Reichman consulted for domestic and international cable television companies. Prior to that, Mr. Reichman was a founder of Scandia Down Corporation where he served as President and CEO for ten years. Mr. Reichman received a Bachelors in Business Administration from the University of Miami, Coral Gables, Florida and served in the United States Marine Corps for seven years.

                                  PROPOSAL TWO
                     AMENDMENT TO ARTICLES OF INCORPORATION



On March 5, 2001, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to authorize an increase from 75,000,000 shares of Common Stock to 150,000,000 shares of Common Stock, $0.0001 par value and to authorize up to 20,000,000 shares of preferred stock, par value $0.0001, the rights and preferences to be determined by the Board of Directors. The Company proposes to amend Article 4 of the Company's Articles of Incorporation to read as follows:

     "4.     The  capital  stock of the Corporation shall consist of 150,000,000 shares of Common Stock, $0.0001 par value and 20,000,000 shares of preferred stock, $0.0001 par value.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by applicable laws. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of Common Stock and Preferred Stock to provide for future needs. The additional but unissued shares of Common and Preferred Stock will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The Company's Board of Directors believes that the additional but unissued Common and Preferred Stock may be necessary for future financing and to attract potential new equity capital to carry out the Company's business objectives. The Company is currently contemplating equity and debt financing, which would require the issuance of Common Stock.

Vote  Required  for  the  Amendment  of  the  Articles  Proposal

Approval of the Amendment of the Articles Proposal, will require the affirmative vote of at least two-thirds of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO ITS ARTICLES OF INCORPORATION BE APPROVED.

                                 PROPOSAL THREE

                      REINCORPORATION OF COMPANY IN NEVADA


REINCORPORATION  IN  NEVADA

General

The Board of Directors of the Company has determined that it is in the best interests of the Company to change its state of incorporation from Florida to Nevada. The Board of Directors of the Company believes that the proposed Reincorporation would create a more favorable and flexible corporate structure through which the Company will have the ability to carry out its business purposes. The Board of Directors believes Nevada corporate law will better serve the shareholders' interests and provide the Company with advantages not available under Florida corporate law.

Reincorporation in Nevada will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each outstanding share of the Company's common stock (hereinafter referred to as the Florida Stock") will automatically become one share of the common stock ("Nevada Stock") of the Reincorporated company (RTEK-NV). Furthermore, each stock option, warrant or convertible security that would be, or later becomes, exercisable for, or convertible into, shares of the Florida Stock will automatically be, or later become, exercisable for, or convertible into, the same number of shares of Nevada Stock on the same terms and conditions.

Purpose  for  Proposed  Reincorporation

The primary purpose for reincorporating in Nevada is that the corporate tax and related fees that the Company pays as a Florida corporation, and the corporate tax and related fees that the Company will pay based upon its increased capitalization are significantly higher than the comparable fees for a Nevada corporation. Additionally, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Florida Law and Nevada Law, the Board of Directors concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Florida, in light of the detriments of remaining in Florida, including the continuing expense of Florida's annual corporate tax. The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Florida to Nevada. See "Comparison of Shareholder Rights" and "Possible Disadvantages of the Reincorporation Proposal."

The Reincorporation Proposal will be effected by merging the Company into RTEK-NV. Upon completion of the merger, the Company will cease to exist and RTEK-NV will continue to operate the business of the Company. Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of the Company's Common Stock will automatically be converted into one share of RTEK-NV, $.0001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of the Company's Common Stock will continue to represent the same number of shares of Common Stock of RTEK-NV. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF RTEK-NV. However, shareholders may exchange their certificates if they so choose. The Common Stock of the Company is listed for trading on the OTC Bulletin Board, and after the merger RTEK-NV's Common Stock will continue to be traded on the OTC Bulletin Board without interruption, under the same symbol ("RTEK") as the shares of the Company Common Stock are traded under such system prior to the merger.

Under Florida law, the affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of the Company will have dissenters' rights of appraisal with respect to the Merger if they comply with the provisions of Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act which are attached to this Proxy Statement as Exhibit D. See "Dissenters' Rights of Appraisal for the Reincorporation Proposal."

The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation of RTEK-NV (the "Articles of Incorporation") and the Bylaws of RTEK-NV, copies of which are attached hereto as Exhibits A, B and C, respectively.

APPROVAL  BY  SHAREHOLDERS  OF  THE  PROPOSED  REINCORPORATION  WILL  CONSTITUTE
APPROVAL OF THE MERGER AGREEMENT, THE ARTICLES OF INCORPORATION AND THE BYLAWS OF RTEK-NV AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT TO MORE MATTERS SET FORTH IN PROPOSALS THREE AND FOUR TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.

Vote  Required  for  the  Reincorporation  Proposal

Approval of the Reincorporation Proposal, which will also constitute approval of
(i) the Merger Agreement, (ii) the Articles of Incorporation and the Bylaws of RTEK-NV (except those provisions regarding the increase in the number of authorized shares which have been submitted for separate shareholder approval in Proposal TWO will require the affirmative vote of at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (a) the presence or absence of a quorum and (b) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN NEVADA. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL  REASONS  FOR  THE  PROPOSED  REINCORPORATION

Reduced Corporate Fees and Taxes. One of the reasons for reincorporating in Nevada is that the corporate tax and related fees that the Company pays as a Florida corporation, and the corporate tax and related fees that the Company will pay based upon its increased capitalization are significantly higher than the comparable fees for a Nevada Corporation.

Prominence, Predictability and Flexibility of Nevada Law. For many years Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Nevada initially as a state of incorporation or have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

Increased Ability to Attract and Retain Qualified Directors. Both Florida and Nevada law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Nevada law provides greater protection to directors and officers than Florida law.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY.

The Reincorporation Proposal will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the business, management, location of the principal facilities of the Company, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Reincorporation). The directors who are elected at the Annual Meeting of Shareholders will become the directors of RTEK-NV. All employee benefit plans of the Company will be assumed and continued by RTEK-NV and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of RTEK-NV Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by RTEK-NV. Employee benefit arrangements of the Company will also be continued by RTEK-NV upon the terms and subject to the conditions currently in effect. As noted above, after the Reincorporation the shares of Common Stock of RTEK-NV will continue to be traded, without interruption, on the OTC Bulletin Board and under the same symbol ("RTEK") as the shares of Common Stock of the Company are traded under prior to the Reincorporation.

Prior to the Effective Date of the Reincorporation, the Company will obtain any requisite consents to such Reincorporation from parties with whom it may have contractual arrangements. As a result, the Company's rights and obligations under such contractual arrangements will continue and be assumed by RTEK-NV.

THE  ARTICLES  OF  INCORPORATION  AND  BYLAWS  OF  THE  COMPANY  AND  RTEK-NV

The provisions of the RTEK-NV Articles of Incorporation and Bylaws are similar to the Company Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the RTEK-NV Articles of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. Approval by Shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the RTEK-NV Articles of Incorporation and Bylaws of the provisions described below. In addition, RTEK-NV could implement certain other changes by amendment of its Articles of Incorporation or Bylaws. For a discussion of such changes, see "Comparison of Shareholder Rights." This discussion of the Articles of Incorporation and Bylaws of RTEK-NV is qualified by reference to Exhibits B and C hereto, respectively.

Authorized  Common  and  Preferred  Stock.  The Articles of Incorporation of the
Company currently authorize the Company to issue up to seventy-five million (75,000,000) shares of Common Stock, $.0001 par value. In the event that the proposed increase in the number of authorized shares of Common Stock (see PROPOSAL TWO--Increase in Authorized Shares of Common Stock and Authorization of Preferred Stock) receives the requisite votes for shareholder approval and that the Reincorporation proposed herein is effected, the Articles of Incorporation of RTEK-NV will provide that such company will have one hundred fifty million (150,000,000) authorized shares of Common Stock, $.0001 par value and twenty million (20,000,000) authorized shares of Preferred Stock, $.0001 par value. In the event that only the Reincorporation Proposal but not the increase in the number of authorized shares is approved, RTEK-NV Articles of Incorporation will be amended to provide for the authorization to issue up to seventy-five million (75,000,000) shares of Common Stock, $.0001 par value and no shares of Preferred Stock.

Number of Board of Directors. The Articles of Incorporation and the Bylaws of RTEK-NV provide for a Board of Directors consisting of one (1) to seven (7) directors with the exact number to be set by the Board of Directors. Until changed, the number of directors of RTEK-NV will be set at seven (7) directors. The Bylaws of the Company provide for a Board of Directors consisting of not less than one (1) nor more than seven (7) directors. The exact number of members of the Board of Directors of the Company is presently set at no more than seven
(7) members. Under Florida law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Nevada law permits a corporation to provide in its Articles of Incorporation or in its Bylaws for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be increased or decreased within the range. Following the Proposed Reincorporation, the Board of Directors of RTEK-NV could change the size of the Board of Directors from seven directors to a number within the range specified in the Articles of Incorporation and the Bylaws without further stockholder approval. If the Reincorporation Proposal is approved, the directors of the Company who are elected at the Annual Meeting of Shareholders will continue the directors of RTEK-NV after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

Filling Vacancies on the Board of Directors. Under Florida law, any vacancy on the board of directors including one created by removal of a director may be filled by the Board. A vacancy may be filled by a majority of the remaining directors then in office, or by a sole remaining director or by the shareholders, unless the Articles of Incorporation provide otherwise. Under Nevada law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Articles of incorporation.

COMPARISON  OF  SHAREHOLDER  RIGHTS

Although the corporate statutes of Nevada and Florida are substantially similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and shareholders should refer to the Florida Business Corporation Act (the "Florida Law") and the Nevada Revised Statutes (the "Nevada Law") to understand how these laws will apply to the Company and RTEK-NV.

Classified Board of Directors. The Florida Law permits classification of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation's articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders. Neither the current Articles of Incorporation nor the current Bylaws of the Company provide for multiple classes of directors. The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither the Company nor RTEK-NV have a classified board, there will be no difference in shareholders' rights with respect to this issue.

Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors. Under Florida Law, cumulative voting is not available unless provided in the corporation's articles of incorporation. The current Articles of Incorporation of the Company do not permit cumulative voting. The Nevada Law permits cumulative voting in the election of directors if provided in the Articles of Incorporation and as long as certain procedures are followed. The new Articles of Incorporation of RTEK-NV will not permit cumulative voting. Since neither the Company nor RTEK-NV utilize cumulative voting, there will be no significant difference in shareholders' rights with respect to this issue.

Removal of Directors. The Florida Law provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation's articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

None of the directors of the Company are elected by a voting group and cumulative voting is not permitted by the Articles of Incorporation of the Company. The Articles of Incorporation of the Company do not contain a provision stating that directors may only be removed for cause. However, the Company's Bylaws specifically provide that the directors may be removed with or without cause by the shareholders.

Under Nevada Law, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the outstanding shares entitled to vote. In addition, under the Nevada Law, the Articles of Incorporation may require the concurrence of more than two-thirds of the voting power of the outstanding shares entitled to vote to remove a director in office.

If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. In such case, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the voting group.
Under Nevada Law, in the event directors are elected by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office except upon the vote of shareholders owning sufficient shares to prevent each director's election under commutative voting. None of the directors of RTEK-NV will be elected by a voting group and cumulative voting is not permitted by the Articles of Incorporation of RTEK-NV.

Therefore, it will be more difficult under Nevada Law to remove a director from office because it will require the voting power of two-thirds of the outstanding shares instead of a simple majority required under Florida Law.

Vacancies on the Board of Directors. Under the Florida Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the shareholders, unless the articles of incorporation provide otherwise. The Articles of incorporation of the Company do not provide otherwise. Any director so appointed under Florida Law will hold office until the next shareholders' meeting at which directors are elected.

Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. In addition, the Bylaws of the Company and RTEK-NV address the issue of director vacancies in the same manner. Therefore, the change from Florida Law to Nevada Law will not alter significantly shareholders' rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. The Florida and Nevada Laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Both Florida and Nevada Laws generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification can be made in the event the person seeking indemnification has been adjudicated liable, for the amount deemed proper, fair and reasonable by the appropriate court upon application thereto.

Both Florida and Nevada Laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Florida Law also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the Florida Law. Nevada Law does not have a comparable provision although Nevada Law provides that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

There is no significant difference in shareholder rights on this issue because the Company does not have such a provision in its current Bylaws that would prevent a person from seeking a court order if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Florida and Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Florida Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, the Company has the discretion to decide whether or not to advance expenses.

Under the Nevada Law, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses if there is such a provision in the articles of incorporation, bylaws or an agreement. As no such provision exists in the articles and bylaws of RTEK-NV, there will be no significant difference in shareholder rights on this issue.

Limitation on Personal Liability of Directors. Under Florida Law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The current Articles of Incorporation of the Company limit the liability of directors to the Company to the fullest extent permitted by law.

While the Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors as well as officers. Second, while the Florida provision excepts from the limitation on liability the breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The new Articles of Incorporation for RTEK-NV will limit the liability of RTEK-NV' directors and officers. Therefore, the Company has a narrower limitation on liability, and more parties were potentially liable to the Company. The Company, however, could determine to indemnify such persons in its discretion subject to the conditions of the Florida Law.

Dividends. Under Florida Law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

The Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders.

The Articles of Incorporation of RTEK-NV will not contain a specific exception to the Nevada Law that prohibits dividends be paid, if at the time the dividend is paid, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders. Therefore, there will not be any significant difference in shareholder rights with respect to dividends.

Amendment to Articles of Incorporation. Both the Florida Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote, with each shareholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation's organizational documents grant such power to its board of directors.

The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.
The Articles of Incorporation of the Company currently require the affirmative vote of two-thirds of the shareholders in order to amend the Articles of Incorporation of the Company. The Articles of Incorporation of RTEK-NV will require only a majority vote of the shareholders of the Company to effectuate a amendment. Therefore, subsequent to the Reincorporation, it will be easier for shareholders to amend the articles of incorporation.

Special Meetings of Shareholders. The Florida Law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). The Nevada Law does not address the manner in which special meetings of shareholders may be called. The current Bylaws of the Company provide that a special meeting of shareholders may be called by the President or the Board of Directors or the holders of not less than ten percent of all shares entitled to vote. The RTEK-NV Bylaws will provide that a special meeting of shareholders may be called by the Board of Directors or the holders of not less than ten percent of all shares entitled to vote. Therefore, there will not be any significant difference in shareholder rights with respect to the calling of special meetings.

Actions by Written Consent of Shareholders. The Florida Law and the Nevada Law both provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. In addition, the Florida Law requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. Therefore, there will not be any significant difference in shareholder rights with respect to actions by written consent.

Shareholder Inspection Rights. The Florida Law grants any shareholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other records. A proper purpose is one reasonably related to such person's interest as a shareholder. Directors also have the right to examine the corporation's stock ledger, a list of its shareholders and its other records for a purpose reasonably related to their positions as directors.

Under Nevada Law a person must have been a shareholder of record for at least six months in order to have the right to inspect the corporation's stock ledger. In addition, the Nevada Law provides the right to inspect the corporation's financial records for a shareholder who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its stockholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

Therefore, under Nevada Law there will be a difference in shareholders rights to inspect the corporation's stock ledger for persons who have been shareholders of the Company for less than six months. There will not be any significant difference in shareholder rights, to inspect the corporation's stock ledger, for persons who have held their shares for more than six months.

Dissolution. Under Florida Law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

The Articles of Incorporation and Bylaws of the Company are silent on the matter of dissolution. Alternatively, under Florida Law, without any action on the part of the board of directors, shareholders may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage. The Articles of Incorporation of RTEK-NV will not contain a provision requiring a greater percentage than a majority to approve a dissolution. Thus, there will not be any significant difference in the rights of shareholders with respect to this issue.

Shareholder Vote for Mergers and Other Corporate Reorganizations. In general, both Florida Law and Nevada Law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction. However, under both Florida Law and Nevada Law, the Articles of Incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

Neither the Articles of Incorporation of the Company nor the Articles of RTEK-NV require a greater affirmative vote. Neither the Nevada Law nor the Florida Law require shareholder approval by the shareholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction. Therefore, there will not be any significant difference in the rights of shareholders with respect to this issue.

 Affiliated Transactions. Both the Florida Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder. The Florida Law provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder, (c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

Under Florida Law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

Florida Law permits a corporation to elect out of provisions imposing restrictions on affiliate transactions. The Articles of Incorporation of the Company do not contain a clause electing not to be governed by the affiliate transaction provisions of the Florida Law.

The Nevada Law applies solely to domestic corporations with 200 or more shareholders when at least 100 shareholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The Nevada Law provides that an "affiliated transaction" with an "interested shareholder" that occurs within three years after an interested shareholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder. Under Nevada Law an affiliated transaction with an interested shareholder that occurs after three years after an interested shareholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested shareholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder, unless the consideration received by the shareholders meets certain fair value requirements. The definition of "affiliated transaction" and "interested shareholder" are substantially the same as under Florida Law.

As in Florida, a Nevada corporation may opt-out of the provisions imposing restrictions on affiliate transactions. The new Articles of Incorporation of RTEK-NV will not contain a clause electing not to be governed by the affiliate transaction provisions of the Nevada Law. Therefore there are differences in shareholder rights under Florida Law and Nevada Law with respect to affiliated transactions.

Control-Share Acquisitions. Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. The Company, however, cannot avail itself of the benefits of Florida's control-share acquisition statute. This statute applies only to Florida corporations that has (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and
(3) either (a) more than 10% of its shareholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its shareholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents. The Company does not meet these requirements and therefore the Florida control-share acquisition statute does not apply to the Company. Nevada's control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation's shareholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the shareholders of the corporation.

The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more shareholders when at least 100 shareholders are residents of Nevada. Upon completion of the reincorporation in Nevada, RTEK-NV may become subject to the control-share acquisition statutes in Nevada in the future upon meeting the aforementioned criteria.

Under the Nevada statute, any person ("Acquiring Person") who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining shareholders vote to enfranchise the control-shares. The Acquiring Person, officers, and employee-directors of the corporation may not vote on the matter. The issue of voting rights for the Acquiring Person's control-shares must be submitted to a shareholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

If the measure is approved, all shareholders are entitled to dissenters' rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation's articles of incorporation or bylaws. If the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for "fair value" if its articles of incorporation provided for such a buy-back prior to the control-share acquisition. If a corporation does not desire to be bound by the Nevada control-share acquisition statutes, it may opt out of them if its articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply. RTEK-NV will not have provisions in its Articles of Incorporation or Bylaws limiting such statutes. Therefore, RTEK-NV will become subject the control-share acquisition statutes at such time as it has at least 100 shareholders who are residents of Nevada and RTEK-NV does business in Nevada directly or through an affiliated corporation. The Company's Board of Directors believes that shareholders would benefit from the control-share acquisition statute because it would give them a statutory right to receive important information about any person seeking to take over RTEK-NV.

Dissenters' Rights. Appraisal rights permit dissenting shareholders of a corporation engaged in certain major corporate transactions to receive cash equal to the fair market value of the shareholder's shares (as determined by agreement of the parties or by a court), in lieu of the consideration such shareholder would otherwise receive in any such transaction.

Under Florida Law, shareholders are entitled to dissenters' rights in the event of (a) the consummation of a plan of merger, if the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights of preferences of shareholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

Under Florida Law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 shareholders.

Under Nevada Law, shareholders are entitled to dissenters' rights in the event of (a) a merger in which the shareholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the shareholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

Under Nevada Law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 shareholders.

Therefore, there are no significant differences in shareholder rights to appraisal rights under Nevada Law when compared to Florida Law, although there are some differences under the laws of the two states.

POSSIBLE  DISADVANTAGES  OF  THE  REINCORPORATION  PROPOSAL

Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its shareholders, shareholders should be aware that many of the provisions in the RTEK-NV' Articles of Incorporation, and Bylaws and under Nevada Law have not yet received extensive scrutiny and interpretation by the Nevada courts.

The Board of Directors, however, believes Nevada Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

The reincorporation provided for in the Merger Agreement is intended to be tax-free under the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that under present federal income tax laws, no gain or loss will be recognized by the Company, RTEK-NV or the holders of Common Stock of the Company as a result of the consummation of the Reincorporation. The effect of state tax laws upon shareholders may vary from state to state. Each former holder of the Company shares will have the same basis in the RTEK-NV shares received by him pursuant to the reincorporation as he has in the Company shares held by him at the time of consummation of the Reincorporation, and his holding period with respect to such RTEK-NV shares will include the period during which he held the corresponding Company shares, provided the latter were held by him as capital assets at the time of consummation of the Reincorporation. The foregoing is only a summary of the federal income tax consequences and is not tax advice. The Company has not secured, nor does it intend to secure, any ruling from the Internal Revenue Service on the nontaxable nature of the transaction.

A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Company Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the RTEK-NV Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of RTEK-NV Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held the Company Common Stock.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described generally above. Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local or foreign income tax laws.

For financial accounting purposes, the Reincorporation will be accounted for as a reincorporation. Accordingly, there will be no impact on the carrying amount of assets or liabilities of the Company as currently reported.
EACH SHAREHOLDER IS URGED TO CONSULT WITH HIS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCE, IF ANY, TO HIM IF THE REINCORPORATION PROPOSAL IS APPROVED AND THE REINCORPORATION IS EFFECTED.

SECURITIES  ACT  CONSEQUENCES

The shares of RTEK-NV to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that respect, RTEK-NV is relying on Rule 145(a)(2) of the Securities and Exchange Commission (the "Commission") under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, RTEK-NV will be a publicly held company, its Common Stock is expected to be quoted on the OTC Bulletin board and it will file with the Commission and provide to its shareholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is fully tradable before the Reincorporation will receive freely tradable shares of RTEK-NV. Shareholders holding restricted securities of the Company will receive stock certificates of RTEK-NV bearing the same restrictive legend as appears on their present stock certificates, and their shares of stock in RTEK-NV will be subject to the same restrictions on transfer as those which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144, shareholders will be deemed to have acquired their shares of RTEK-NV Common Stock on the date they acquired their shares of the Company Common Stock. In summary, RTEK-NV and its shareholders will be in the same respective position under the federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

ABANDONMENT

Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of its Board of Directors to abandon the Proposed
Reincorporation prior to the Effective Date of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Proposed Reincorporation.

VOTE  REQUIRED

Pursuant to Florida Law and the current articles of incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation of the Company in Nevada. Approval of the Reincorporation Proposal by shareholders of the Company will constitute specific approval of the Merger Agreement, the RTEK-NV' Articles on Incorporation and Bylaws, and of all other transactions and proceedings relating to the Reincorporation, including ratification of the directors of the Company, the assumption by RTEK-NV of the Company's employee benefit plans and agreements, and the obligations of the Company under such plans and agreements.

DISSENTERS'  RIGHTS  OF  APPRAISAL  FOR  THE  REINCORPORATION  PROPOSAL

Florida law entitles the holders of record of shares of the Company common stock who follow the procedures specified in Section 607.1320 of the Florida Business Corporation Act to have their shares appraised and to receive the "fair value" of such shares, which means the value of the shares at the close of business on the day prior to the Company shareholders' approval, excluding any appreciation or depreciation in anticipation of the corporate actions unless exclusion would be inequitable. The right to dissent is provided in Section 607.1302, which provides the Company stockholders the right to dissent if the corporate action involves, among other things, the consummation of a plan of merger or the sale of substantially all of the assets of the corporation. Accordingly, a shareholder who dissents with respect to PROPOSAL TWO shall be entitled to dissent. Throughout this section relating to the Company shareholders' right to dissent, the reference to the Merger shall include the Reorganization Proposal since shareholders are entitled to vote on PROPOSAL TWO, but as has been indicated throughout this proxy statement/prospectus, PROPOSAL TWO must be approved by the Company shareholders before the Proposal can or will be consummated. A shareholder may dissent as to less than all the shares of the Company common stock registered in his or her name. Section 607.1302(5) of the Florida Business Corporation Act provides that a shareholder entitled to dissent and obtain payment for his shares may not challenge the corporate action unless the corporate action is unlawful or fraudulent as to the shareholder or the corporation. In order to exercise your rights as a dissenting shareholder and obtain appraisal of and the fair value for your common stock of the Company, you must demand and perfect the rights in accordance with Section 607.1320 of the Florida Business Corporation Act. The following is a summary of that Section of the Florida Business Corporation Act and is qualified in its entirety by reference to Section 607.1320, a copy of which, including all the provisions relating to dissenters and appraisal rights, is attached to this proxy statement as Exhibit D. The Company shareholders should carefully review Section 607.1320 as well as the information discussed below to determine their rights to an appraisal. It is also suggested shareholders seek the advice of counsel.

IF SHAREHOLDERS DO NOT COMPLY WITH THE DEADLINES AND PROCEDURES SPECIFIED IN THE FLORIDA BUSINESS CORPORATION ACT, THEY MAY LOSE THEIR DISSENTERS' RIGHTS OF APPRAISAL.

If a shareholder of the Company elects to exercise the right to an appraisal under Section 607.1320 of the Florida Business Corporation Act, such shareholder must do ALL of the following:

1) Deliver to the Secretary of the Company, Thomas Reichman, before the vote is taken at the Annual Meeting, written notice of their intent to demand payment for their shares of Common Stock of the Company if the Proposed Reincorporation is effected; and

2)  they  must  not  vote  in  favor  of  the  Reincorporation.

Shareholders must deliver the notice of intent even if they submit a proxy or otherwise vote against the Reincorporation.

MERELY VOTING AGAINST, ABSTAINING FROM VOTING, OR FAILING TO VOTE IN FAVOR OF ADOPTION OF THE REINCORPORATRION WILL NOT CONSTITUTE A NOTICE OF INTENT TO EXERCISE DISSENTERS' RIGHTS OF APPRAISAL UNDER THE FLORIDA BUSINESS CORPORATION ACT.

If the Company Shareholders approve the Reincorporation at the Annual Meeting and you meet the requirements above, then the Company will send you, within 10 days of the approval of the Reincorporation, written notice of such shareholder approval of the Reincorporation. Within 20 days after the Company's notice to you of the Reincorporation approval, any shareholder of the Company who elects to dissent shall file with the Company: a notice of such election, stating the shareholder's name and address and the number of the Company shares of common stock to which he dissents; a demand for the payment of the fair value of his shares of the Company; and deposit with the Company his shares of common stock of the Company.

Shareholders' failure to timely file their elections to dissent shall subject them to the terms of the Reincorporation. Filing of the notice of election to dissent entitles shareholders only to payment of the fair value of their shares of common stock of the Company as provided in Section 607.1320 of the Florida Business Corporation Act, and they shall not be entitled to vote or exercise any other rights as a Company shareholder. Shareholders may withdraw in writing their notice of election to dissent any time before the Company makes its offer to dissenting shareholders of its estimate of the fair value of the Company common stock (discussed below). After such offer, no withdrawal of a shareholder's election to dissent may be made without the Company's consent. Shareholders' right to be paid the fair value of their Company shares of common stock shall cease and they will be reinstated to their status and rights of a the Company shareholder as of the date of their filing of their notice of election to dissent if: your demand for appraisal is withdrawn in accordance with Section 607.1320 of the Florida Business Corporation Act; the Reincorporation is abandoned, rescinded, or the Company's shareholders revoke the authority to effect the Reincorporation; no demand for a fair value determination by a court has been timely made; or the court determines the shareholder is not entitled to relief provided by the dissenting shareholder provisions of the Florida Business Corporation Act.

IF SHAREHOLDERS ARE CONSIDERING SEEKING DISSENTERS' RIGHTS OF APPRAISAL, THEY SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER THE APPLICABLE PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT COULD BE GREATER THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION.

Within 10 days of the later of (i) expiration of the period in which shareholders may file their notice of election to dissent, or (ii) after the Reincorporation is effected, i.e., the Effective Date of the Reincorporation
(but no later than 90 days from the date of shareholder approval of the Reincorporation), the Company shall make a written offer to dissenting shareholders to pay an amount it estimates to be the fair value of the Company common stock. The Company's offer may be made conditional upon the consummation of the Reincorporation. The Company's offer shall be accompanied by: The Company's balance sheet as of the latest available date but not more than 12 months prior to the Company offer; and The Company's profit and loss statement for the 12-month period ended on the date of such balance sheet.

If within 30 days from the Company's offer the dissenting shareholder accepts the same, the Company shall make the payment within 90 days of the later of (i) its offer, or (ii) the Effective Date of the Reincorporation. Upon payment of the agreed value, the dissenting shareholder ceases to have any interest in the shares. If either: The Company fails to make a timely offer; or The Company's offer is rejected by the dissenting shareholder within 30 days of such offer, then the Company within 30 days of written denial by the dissenting shareholder given within 60 days from the Effective Date of the Reincorporation shall, or at its election at any time within such period of 60 days may, file an action in a Florida court of appropriate jurisdiction requesting determination of the fair value of the Company's common stock. The court shall also determine whether the shareholder is entitled to payment. If the Company fails to initiate proceedings, the dissenting shareholder may do so in the name of the Company. All dissenting shareholders shall be made parties to the fair value proceedings other than those dissenting shareholders who have accepted the Company's offer of payment. The court may appoint one or more appraisers to receive evidence and recommend a decision on the fair value of the shares. The court may indicate a fair interest rate. The Company shall pay each dissenting shareholder the amount determined to be due such shareholder within 10 days of the court's determination. Upon payment, the dissenting shareholder shall cease to have any interest in the shares. The court will determine all costs of the proceeding, including the reasonable compensation and expenses of court- appointed appraisers. The Company generally will pay these costs, but the court may order the dissenting shareholders to pay some of them, in amounts the court finds equitable, if the court finds that the shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment.

Shares of RTEK-NV common stock into which Company shares of such dissenting shareholders would have been converted had they assented to the Reincorporation shall have the status of authorized but unissued shares. The responsibility for any payments to dissenting shareholders and all costs relating to any proceedings relating to dissenting shareholder payments are included in Company Liabilities being assumed by RTEK-NV. The foregoing is only a summary of the applicable provisions of the Florida Business Corporation Act, and is qualified in its entirety by reference to the full text of such provisions, which is included in Appendix E.

Directors'  Recommendation

The Board of Directors has unanimously approved the Reincorporation Proposal and the Reincorporation Merger which will effectuate the proposed reincorporation and unanimously recommends a vote for approval of the Reincorporation Proposal.

OTHER INFORMATION

Current  Directors  and  Executive  Officers  of  the  Registrant

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one-year terms and until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

The directors and executive officers of the Company as of January 31, 2001, are as follows:

Name                       Age    Position(s)
----                       ---    -----------

Trevor  Webb               35     President,  CEO,  Director

Thomas  L.  Reichman       63     Chief  Operating  Officer

Fred  Schmidt              56     Chief  Financial  Officer

James  Mason               55     Vice  President, Production

Terrence  Burke            54     Director

The biographies of Mr. Webb, Mr. Reichman and  Mr. Burke are provided Proposal 1
-  Election  of  the  Board  of  Directors.

FRED SCHMIDT joined the Company on corporate inception and currently serves as the Company's Chief Financial Officer. From 1988 to 1996, Mr. Schmidt served as the Chief Financial Officer for the Webb Development Company. From 1980 to 1988, Mr. Schmidt served as the Chief Financial Officer for Urban West Communities. In 1976, Mr. Schmidt founded a CPA practice in Orange County, California which he sold in 1980. From 1966-1975 he was Supervisor, Audit Department for Deloitte & Touche. Mr. Schmidt received his Bachelors of
Science degree in Business Administration with a minor in Mathematics from California State Polytechnic University, Pomona.

JAMES MASON has been with the Company since the inception of RTEK-NV and currently serves as the Company's Vice President of Production. Mr. Mason received his Bachelors Degree in Business Management and Administration from Brigham Young University, Provo, Utah. Mr. Mason founded and operated a Utah construction company specializing in industrial and commercial projects utilizing pre-engineered components and concrete tilt-up processes. Since 1984, Mr. Mason served as Vice President for Webb Development Company and now serves as Vice President, Production for Rubber Technology International.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934.

Section 16(A) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(A) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company has been informed that the Company's officers, directors and greater than ten percent shareholders complied with the requirements of Section 16(A).

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company conducted all business via unanimous written resolutions of all of the directors during the year ended November 30, 2000. The Board does not meet on any pre-determined schedule but meets on an as needed basis. All directors who served as a director during the year ended November 30, 2000 participated in the unanimous written resolutions of the Board of Directors. The Board of Directors does not have an Audit Committee and does not have a compensation committee or a nominating committee.

COMPENSATION OF DIRECTORS

Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings.


SUMMARY  COMPENSATION  TABLE

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended November 30, 2000, 1999, and 1998. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                       SUMMARY COMPENSATION TABLE

                                          ANNUAL  COMPENSATION                LONG  TERM  COMPENSATION
                                         ----------------------                AWARDS           PAYOUTS
                                                                            -------------------------------
                                                           OTHER          RESTRICTED  SECURITIES              ALL
NAME AND                                                   ANNUAL         STOCK       UNDERLYING    LTIP      OTHER
PRINCIPAL                      SALARY        BONUS         COMPENSATION   AWARDS      OPTIONS       PAYOUTS   COMPESATION
POSITION             YEAR      ($)           ($)           ($)            ($)         SARS (#)      ($)       ($)
----------------     --------  ------------  --------      -------------  ----------  -----------  ---------  -----------
Trevor L. Webb
(President,        2000         68,000         -0-             -0-            -0-         -0-         -0-         -0-
 CEO)            (11/30)

                   1999        -0-             -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)

                   1998        -0-             -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)
-------------------------------------------------------------------------------------------------------------------------
Thomas L.
 Reichman          2000         77,200         -0-             -0-          10,000        -0-         -0-         -0-
(COO)            (11/30)

                   1999        -0-             -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)

                   1998        -0-             -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)
-------------------------------------------------------------------------------------------------------------------------
Fred Schmidt       2000         85,000         -0-             -0-           20,000       -0-         -0-         -0-
(CFO)            (11/30)

                   1999
                 (11/30)        68,448         -0-             -0-            -0-         -0-         -0-         -0-

                   1998
                 (11/30)        29,470         -0-             -0-            -0-         -0-         -0-         -0-
-------------------------------------------------------------------------------------------------------------------------
James Mason        2000         78,000         -0-             -0-            30,000      -0-         -0-         -0-
(VP)             (11/30)

                   1999         47,733         -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)

                   1998         53,985         -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)
-------------------------------------------------------------------------------------------------------------------------
Raymond L.        2000         -0-             -0-             -0-            25,000      -0-         -0-         -0-
 Webb            (11/30)
(Former
 President,       1999         -0-             -0-             -0-            -0-         -0-         -0-         -0-
 CEO)            (11/30)

                  1998         -0-             -0-             -0-            -0-         -0-         -0-         -0-
                 (11/30)
-------------------------------------------------------------------------------------------------------------------------


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)


                                               PERCENT OF TOTAL
                  NUMBER OF SECURITIES       OPTIONS/SAR'S GRANTED
                       UNDERLYING            TO EMPLOYEES IN FISCAL   EXERCISE OF BASE PRICE
NAME             OPTIONS/SAR'S GRANTED (#)            YEAR                   ($/SH)            EXPIRATION DATE
---------------  -------------------------  -----------------------  ------------------------  ---------------
Trevor L. Webb           None                        N/A                      N/A                    N/A

Thomas L. Reichman       None                        N/A                      N/A                    N/A

James Mason              None                        N/A                      N/A                    N/A

Raymond Webb             None                        N/A                      N/A                    N/A


                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                 NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED IN
                 SECURITIES UNDERLYING   THE-MONEY OPTION/SARS
                 SHARES ACQUIRED ON      VALUE                     OPTIONS/SARS AT FY-END (#)  AT FY-END ($)
NAME             EXERCISE (#)            REALIZED ($)              EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------  ----------------------  ------------------------  --------------------------  --------------------------
Trevor L. Webb           N/A                     N/A                      None                         N/A

Thomas L. Reichman       N/A                     N/A                      None                         N/A

James Mason              N/A                     N/A                      None                         N/A

Raymond Webb             N/A                     N/A                      None                         N/A





     The following table sets forth, as of January 31, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                                                    COMMON STOCK  PERCENT OF
TITLE OF CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER        OUTSTANDING  OUTSTANDING
----------------------- ------------------------------------        ----------   ------------
Common Stock            Trevor L. Webb (1)                          10,333,055       15.47%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            Thomas L. Reichman                             100,000        0.15%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            James Mason                                    300,000        0.45%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            Fred Schmidt                                   300,000        0.45%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            Grant Claims, Inc.                          25,500,000       38.18%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            Anne Gogstad (2)                             6,020,209        9.02%
                        3185 East Washington Blvd.,
                        Los Angeles
----------------------- ------------------------------------        ----------   ------------
Common Stock            All Directors and Officers as a Group
                        (4 Persons in total)                        11,033,055        16.52%
----------------------- ------------------------------------        ----------   ------------

(1) Includes 5,236,875 shares of the Company's Common Stock held by Grant Claims, Inc., a Nevada corporation and 3,026,120 shares held by the Sibco Trust, of which Mr. Webb is the trustee. Mr. Webb owns 23.275% of the outstanding shares of Grant Claims, Inc.

(2) Includes 5,236,875 shares of the Company's Common Stock held by Grant Claims, Inc., a Nevada corporation. Ms. Gogstad owns 23.275% of the outstanding shares of Grant Claims, Inc.

     The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2001 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 3185 E. Washington Blvd., Los Angeles, CA 90023, addressed to Thomas Reichman, no later than December 1, 2001 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in April 2001.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by December 1, 2001, the Company will be allowed to use its voting authority as described above.


                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended November 30, 2000.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.




                                   By  order  of  the  Board  of  Directors

                                   /s/ Thomas Reichman
                                   Thomas  Reichman
                                   Secretary

Los  Angeles,  California
March  8,  2001




                                   EXHIBIT "A"

                          AGREEMENT AND PLAN OF MERGER
                                      OF
                     RUBBER TECHNOLOGY INTERNATIONAL, INC.,
                             A NEVADA CORPORATION,

                                     AND

                     RUBBER TECHNOLOGY INTERNATIONAL, INC.,
                             A FLORIDA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER, dated as of March 5, 2001, 2001 ("Merger Agreement") is entered into by and between Rubber Technology International, Inc., a Nevada corporation ("RTEK-NV") and Rubber Technology International,
Inc., a Florida corporation ("RTEK-FL"). which corporations are sometimes referred to herein as the "Constituent Corporations."

                                 R E C I T A L S

     A. RTEK-FL is a corporation duly organized and existing under the laws of the State of Florida and has authorized capital of 150,000,000 shares of Common Stock, $0.0001 par value (the "RTEK-FL Common Stock"), and 20,000,000 shares of Preferred Stock, $0.0001 par value. As of February 28, 2001, 70,660,940 shares of RTEK-Fl Common Stock were issued and outstanding and no shares of Preferred Stock (the "RTEK-FL Preferred Stock") were issued and outstanding.

     B. RTEK-NV is a corporation duly organized and existing under the laws of the State of Nevada and has authorized capital of 150,000,000 shares of Common Stock, par value $0.0001 per share (the "RTEK-NV Common Stock"), and 20,000,000 shares of Preferred Stock, par value $0.0001 per share. As of February 28, 2001, 370 shares of RTEK-NV Common Stock were issued and outstanding, all of which were held by RTEK-FL. No shares of RTEK-NV Preferred Stock were issued and outstanding.

     C. The Board of Directors of RTEK-FL has determined that it is advisable and in the best interests of RTEK-FL and its shareholders that RTEK-FL merge with and into RTEK-NV upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of RTEK-FL in the State of Nevada.

     D. The respective Boards of Directors of RTEK-FL and RTEK-NV have adopted and approved the terms and conditions of this Merger Agreement.

     E. The parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:


                                       I.

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the Florida Business Corporation Act and the Nevada Revised Statutes, RTEK-FL shall be merged with and into RTEK-NV (the "Merger"), the separate existence of RTEK-FL shall cease and RTEK-NV shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Rubber Technology International, Inc."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

     (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement and required under the Florida Business Corporation Act and the Nevada Revised Statutes have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (b) An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Nevada Revised Statues has been filed with the Secretary of State of the State of Nevada; and

     (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the the Florida Business Corporation Act been filed with the Secretary of State of the State of Florida.

     The date and time when the Merger shall become effective is herein called the "Effective Time of the Merger."

     1.3 Effect of the Merger. At the Effective Time of the Merger, the separate existence and corporate organization of RTEK-FL shall cease and RTEK-NV, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and RTEK-FL's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of RTEK-FL in the manner more fully set forth in Section 259(a) of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of RTEK-FL in the same manner as if RTEK-NV had itself incurred them, all as more fully provided under the applicable provisions of the Florida Business Corporation Act and the Nevada Revised Statutes.

                                       II.

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of RTEK-NV as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of RTEK-NV as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.3 Officers and Directors. The persons who are officers and directors of RTEK-NV immediately prior to the Effective Time of the Merger shall, after the Effective Time of the Merger, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law.



                                      III.
                          MANNER OF CONVERSION OF STOCK

     3.1 RTEK-FL Shares. Upon the Effective Time of the Merger, each share of RTEK-FL Common Stock, $0.0001 par value, issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be converted into and become one fully paid and nonassessable share of Common Stock, $.0001 par value per share, of the Surviving Corporation.

     3.2 RTEK-FL Options, Warrants and Convertible Securities. At the Effective Time of the Merger, the Surviving Corporation shall assume and continue the stock option plans of RTEK-FL, if any, and all options, warrants and rights to purchase or acquire shares of RTEK-FL Common Stock. At the Effective Time of the Merger, each outstanding and unexercised option, warrant and right to purchase or acquire shares of RTEK-FL Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase or acquire shares of the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of RTEK-FL Common Stock issuable pursuant to any such option, warrant or right, and under the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such RTEK-FL option, warrant or right. No options, warrants or rights to purchase or acquire Preferred Stock of RTEK-FL currently exist.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and other securities equal to the number of shares of RTEK-FL Common Stock so reserved immediately before the Effective Time of the Merger.

     3.3 RTEK-NV Common Stock. Upon the Effective Time of the Merger, each share of RTEK-NV Common Stock, $.0001 par value per share, issued and outstanding immediately before the Effective Time of the Merger shall, by virtue of the Merger and without any action by RTEK-NV, by the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of RTEK-FL Common Stock or RTEK-FL Preferred Stock may, at such shareholder's option, surrender the same for cancellation to Securities Transfer Corporation, 2591 Dallas Parkway #102, Frisco, TX 75034, as transfer agent (the "Transfer Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of RTEK-FL Common Stock or RTEK-FL Preferred Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock or Preferred Stock into which the shares of RTEK-FL Common Stock or Preferred Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting or other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Preferred Stock, as the case may be, of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock or Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of RTEK-FL so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                                       IV.
                                     GENERAL

     4.1 Covenants of RTEK-NV and RTEK-FL. RTEK-NV and RTEK-FL covenants and agrees that they will, on or before the Effective Time of the Merger, take such actions as may be required by the Nevada Revised Statutes or the Florida Business Corporations Act in order to effectuate the Merger.

     4.2 Further Assurances. From time to time, as and when required by RTEK-FL or by its successors or assigns, there shall be executed and delivered on behalf of RTEK-NV such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by RTEK-FL the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of RTEK-NV and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of RTEK-FL are fully authorized in the name and on behalf of RTEK-NV or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

     4.3 Deferral. Consummation of the Merger may be deferred by the Board of Directors of RTEK-FL for a reasonable period of time if the Board of Directors determines that deferral would be in the best interests of RTEK-FL and its shareholders.

     4.4 Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Merger Agreement by the shareholders of RTEK-FL and RTEK-NV, but not later than the Effective Time of the Merger; provided, however, that no such amendment, modification or supplement not approved by the shareholders of RTEK-FL and RTEK-NV shall adversely affect the rights of such shareholders or change any of the principal terms of this Merger Agreement.
     4.5 Dissenters. In the event that the shareholders of RTEK-FL exercise their dissenters rights in accordance with the Florida Business Corporations Act such that the aggregate amount of monies to be paid by RTEK-FL to such dissenting shareholders exceeds $2,500.00, then RTEK-FL's Board of Directors may terminate this Agreement and the Merger without further cause.

     4.6 Abandonment. At any time before the Effective Time of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either RTEK-FL or of RTEK-NV, or of both, notwithstanding the approval of this Merger Agreement by the shareholders of RTEK-FL or RTEK-NV, or by both, if circumstances arise which make the Merger inadvisable. In the event of abandonment of this Merger Agreement, as above provided, this Merger Agreement shall become wholly void and of no effect, and no liability on the part of the Board of Directors or shareholders of RTEK-FL or RTEK-NV shall arise by virtue of such termination.

     4.7 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, RTEK-FL shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     4.8 Registered Office. The registered office of the Surviving Corporation in the State of Nevada is located at 202 North Curry Street, Carson City, NV 89703-4121, and State Agent & Transfer Syndicate is the registered agent of the Surviving Corporation at such address.

     4.9 Agreement. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     4.10 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada and, so far as applicable, the Merger provisions of the Nevada Revised Statutes.

     4.11 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, RTEK-FL and RTEK-NV have caused this Merger Agreement to be signed by their respective duly authorized officers.



RUBBER TECHNOLOGY                             RUBBER TECHNOLOGY
INTERNATIONAL, INC.,                          INTERNATIONAL, INC.,
a Florida corporation                         a Nevada corporation

/s/ Trevor Webb                                /s/ Trevor Webb
___________________________                    ____________________________
By:     Trevor Webb                            By:     Trevor Webb
Its:     President                             Its:     President




ATTESTED:                                     ATTESTED:

/s/ Thomas L. Reichman                        /s/ Trevor Webb
___________________________                   ___________________________
By:     THOMAS L. REICHMAN                    By:     TREVOR WEBB
Its:     Secretary                            Its:     Secretary

                                   EXHIBIT "B"

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.

                                    ARTICLE I

     The  name  of  this  corporation  is:

     RUBBER  TECHNOLOGY  INTERNATIONAL,  INC.

                                   ARTICLE II

     Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

                                   ARTICLE III

     The  nature  of  the  business  is  to  engage  in  any  lawful  activity.

                                   ARTICLE IV

     The capital stock of the Corporation shall consist of 150,000,000 shares of Common Stock, $0.0001 par value and 20,000,000 shares of preferred stock, $0.0001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

                                    ARTICLE V

     The members of the governing board of the corporation shall be styled directors, of which there shall be not less than one (1) . The number of Directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of the Corporation, but the number shall not be reduced to less than one(1).



                                   ARTICLE VI

     This  corporation  shall  have  perpetual  existence.

                                   ARTICLE VII

     Corporation shall have president, a secretary, a treasurer and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.


                                  ARTICLE VIII

     The Capital Stock of the corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

                                   ARTICLE IX

     No director or officer of the corporation shall be personally liable to the corporation of any of its stockholders for the damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.



     The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is 370; that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.

/s/ Trevor Webb                                /s/ Trevor Webb
________________________________               _____________________________
Trevor  Webb                                   Trevor  Webb
President                                      Secretary

                                   EXHIBIT "C"

                                     BYLAWS
                                       OF
                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                              A NEVADA CORPORATION


                                    ARTICLE I
                                     OFFICES

     Section 1. Principal Office . The principal office for the transaction of business of the Corporation is hereby fixed and located at 3185 East Washington Blvd., Los Angeles, CA 90023. The location may be changed by the Board of Directors in their discretion, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

     Section 2. Other Offices . Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II
                             DIRECTORS - MANAGEMENT

     Section  1.     Powers,  Standard  of  Care  .

          A. Powers: Subject to the provisions of the Nevada Corporations Code (hereinafter the "Act"), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

          B.     Standard of Care; Liability:

               (i) Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

               (ii) In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

                    (a) One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

                    (b) Counsel, independent accountants or other persons as to which the Director believes to be within such person's professional or expert competence, or

                    (c) A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

          C. Exception for Close Corporation. Notwithstanding the provisions of Section 1 of this Article, in the event that the Corporation shall elect to become a close corporation, its Shareholders may enter into a Shareholders' Agreement. Said Agreement may provide for the exercise of corporate powers and the management of the business and affairs of the Corporation by the Shareholders; provided, however, such agreement shall, to the extent and so long as the discretion or powers of the Board of Directors in its management of corporate affairs is controlled by such agreement, impose upon each Shareholder who is a party hereof, liability for managerial acts performed or omitted by such person pursuant thereto otherwise imposed upon Directors; and the Directors shall be relieved to that extent from such liability.

     Section 2. Number and Qualification of Directors . The authorized number of Directors of the Corporation shall be at least one (1) but not more than seven (7) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws, adopted by the vote or written consent of a majority of the members of the then existing Board of Directors or by the vote or written consent of a majority of the Shareholders entitled to exercise majority voting power as provided in the Act.

     Section 3. Election and Term of Office of Directors . Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     Section  4.     Vacancies  .

          A. Vacancies on the Board of Directors may be filled by a majority of the re-maining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders, or by a court order, may be filled only by the vote of a majority of the shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

          B. A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony.

          C. The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

          D. Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board of Directors may, prior to the effective date of a Director's resignation, elect a successor to take office when the resignation becomes effective.

          E. No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

     Section  5.     Removal  of  Directors  .

          A. The entire Board of Directors, or any individual Director, may be removed from office as provided by the Act. In such case, the remaining members, if any, of the Board of Directors may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

          B. No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire num-ber of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     Section 6. Place of Meetings . Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

     Section 7. Annual Meetings . Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Act by the Secretary or other officer designated for that purpose.

     Section  8.     Other  Regular  Meetings  .

          A. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

          B. If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

     Section  9.     Special  Meetings/Notices  .

          A. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors.

          B. Notice of the time and place for special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

     Section  10.     Waiver  of  Notice  .

          A. The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum be present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

          B. Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

     Section 11. Quorums . A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, subject to the provisions of the Act. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 12. Adjournment . A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     Section 13. Notice of Adjournment . Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

     Section 14. Board of Directors Provided by Articles or Bylaws . In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

     Section 15. Directors Action by Unanimous Written Consent . Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

     Section 16. Compensation of Directors . By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation thereofor.

     Section 17. Committees . Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Act.

     Section 18. Meetings and Action of Committees . Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

     Section 19. Advisory Directors . The Board of Directors from time to time may elect one or more persons to be Advisory Directors, who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

                                   ARTICLE III
                                    OFFICERS

     Section 1. Officers . The principal officers of the Corporation shall be a President, a Vice President, a Secretary, and a Chief Financial Officer who may also be called Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

     Section 2. Election of Officers . The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     Section 3.     Subordinate Officers, Etc.   The Board of Directors may
appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     Section 4.     Removal and Resignation of Officers .

          A. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

          B. Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     Section 5. Vacancies . A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

     Section 6.     Chairman of the Board .

          A. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in
Section 7 of this Article III.

     Section 7. President and Chief Executive Officer . Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President along with the Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, discretion and control of the business and officers of the Corporation. The President or the Chief Executive Officer shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President and Chief Executive Officer, jointly, shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of a corporation, each shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. Vice President . In the absence or disability of the President or Chief Executive Officer, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President or Chief Executive Officer, as the case may be, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President or the Chief Executive Officer. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, the Chief Executive Officer, or the Chairman of the Board.

     Section 9.     Secretary .

          A. The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

          B. The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

          C. The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     Section 10.     Chief Financial Officer or Treasurer.

          A. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

          B. The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.


                                   ARTICLE IV
                             SHAREHOLDERS' MEETINGS

     Section 1. Place of Meetings . Meetings of the Shareholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Corporation.

     Section  2.     Annual  Meeting  .

          A. The annual meeting of the Shareholders shall be held, each year, as follows:

               Time  of  Meeting:               11:00  A.M.
               Date  of  Meeting:               April  15th

          B. If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

          C. If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within ninety days of the above date upon proper notice to all Shareholders.

     Section  3.     Special  Meetings  .

          A. Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. Except as provided in paragraph B below of this Section 3, notice shall be given as for the annual meeting.

          B. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, indicating that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

     Section  4.     Notice  of  Meetings  -  Reports  .

          A. Notice of any Shareholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Shareholder.

          B. Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Act and shall be sent to the Shareholder's address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Act by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

          C. Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

          D. Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

          E. If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, (ii) an amendment to the Articles of Incorporation, (iii) a reorganization of the Corporation, (iv) dissolution of the Corporation, or (v) a distribution to preferred Shareholders, the notice shall also state the general nature of such proposal.

     Section  5.     Quorum  .

          A. The holders of a majority of the shares entitled to vote at a Shareholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Act or by these Bylaws.

          B. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

     Section  6.     Adjourned  Meeting  and  Notice  Thereof  .

          A. Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

          B. When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

     Section  7.     Waiver  or  Consent  by  Absent  Shareholders  .

          A. The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.
          B. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section E of Section 4 of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          C. Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the Shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

     Section 8. Maintenance and Inspection of Bylaws . The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

     Section  9.     Annual  Report  to  Shareholders  .

          A. Provided the Corporation has 100 Shareholders or less, the Annual Report to Shareholders referred to in the Act is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other period reports to Shareholders of the Corporation as they deem appropriate.

          B. Should the Corporation have 100 or more Shareholders, an Annual Report to Shareholders must be furnished not later than 120 days after the end of each fiscal period. The Annual Report to Shareholders shall be sent at least 15 days before the annual meeting of the Shareholders to be held during the next fiscal year and in the manner specified in Section 4 of Article V of these Bylaws for giving notice to Shareholders of the Corporation. The Annual Report to Shareholders shall contain a Balance Sheet as of the end of the fiscal year and an Income Statement and Statement of Changes in Financial Position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation.

     Section  10.     Financial  Statements  .

          A. A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made for any such Shareholder.

          B. If a Shareholder or Shareholders holding at least 5% of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an Income Statement of the Corporation for the three month, six month or nine month period of the then current fiscal year ended more than 30 days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 days after the receipt of such request. If the Corporation has not sent to the Shareholders its Annual Report for the last fiscal year, this report shall likewise be delivered or mailed to such Shareholder or Shareholders within 30 days after such request.

          C. The Corporation also shall, upon the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual or quarterly Income Statement which it has prepared and a Balance Sheet as of the end of such period. This quarterly Income Statement and Balance Sheet referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificate of authorized officer of the Corporation such that financial statements were prepared without audit from the books and records of the Corporation.

     Section 11. Annual Statement of General Information . The Corporation shall, in a timely manner, in each year, file with the Secretary of State of Nevada, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Act.


                                   ARTICLE IX
                              AMENDMENTS TO BYLAWS

     Section 1. Amendment by Shareholders . New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the Corporation set forth the number of authorized Directors of the Corporation, the authorized number of Directors may be changed only by amendment to the Articles of Incorporation.

     Section 2. Amendment by Directors . Subject to the rights of the Shareholders to adopt, amend or repeal the Bylaws, as provided in Section 1 of this Article IX, and the limitations of the Act, the Board of Directors may adopt, amend or repeal any of these Bylaws other than an amendment to the Bylaws changing the authorized number of Directors.

     Section 3.     Record of Amendments.   Whenever an amendment or new Bylaw
is adopted, it shall be copies in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.


                                    ARTICLE X
                                  MISCELLANEOUS

     Section 1. Shareholders' Agreements . Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein or in the Act, and may otherwise modify the provisions contained in
Article IV, herein as to Shareholders' meetings and actions.

     Section 2. Effect of Shareholders' Agreements . Any Shareholders' Agreement authorized by the Act, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Act and shall terminate when the Corporation ceases to be a close corporation. Any other provisions of the Act or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

     Section 3. Subsidiary Corporations . Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter.

     Section 4. Accounting Year . The accounting year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 5. Form . The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "Nevada" to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

                            CERTIFICATE OF SECRETARY

          I, the undersigned, certify that:

          i. I am the duly elected and acting secretary of Rubber Technology International, Inc., a Nevada corporation; and

          ii. The foregoing Bylaws, consisting of 15 pages, are the Bylaws of this Corporation as adopted by the Board of Directors in accordance with the Nevada Business Corporation Act and that such Bylaws have not been amended and are in full force and effect.

          IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation as of March 5, 2001.

                                        /s/ Trevor Webb
                                        _________________________________
                                        Trevor Webb, Secretary

                                    EXHIBIT D

                       FLORIDA BUSINESS CORPORATIONS ACT.
                                   TITLE XXXVI
                            CHAPTER 607- CORPORATIONS

607.1301 DISSENTERS' RIGHTS; DEFINITIONS.--The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302  RIGHT  OF  SHAREHOLDERS  TO  DISSENT.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation  of  a  plan  of  merger  to which the corporation is a party:

1.  If  the  shareholder  is  entitled  to  vote  on  the  merger,  or

2.  If  the  corporation is a subsidiary that is merged with its parent under s.

607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320  PROCEDURE  FOR  EXERCISE  OF  DISSENTERS'  RIGHTS.

(1)(a)  If  a  proposed  corporate  action  creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such  demand  is  withdrawn  as  provided  in  this  section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-
day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

PROXY
                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                 3185 E. Washington Blvd., Los Angeles, CA 90023
            Proxy for Annual Meeting of Shareholders - April 12, 2001

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint TREVOR WEBB, THOMAS REICHMAN, AND FRED SCHMIDT, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, and 3), all of the shares of Rubber Technology International, Inc. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Thursday, April 12, 2001, at 11:00 a.m. at the Company's offices located at 3185 E. Washington Blvd., Los Angeles, CA 90023, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

The Board of Directors recommends a vote FOR Items 1, 2 & 3.

                                                   WITHHELD
                                        FOR          FOR

ITEM 1 - ELECTION OF DIRECTORS
     NOMINEES:

     TERRENCE BURKE                     [  ]         [  ]
     THOMAS REICHMAN                    [  ]         [  ]
     TREVOR WEBB                        [  ]         [  ]

     WITHHELD FOR: (Write that nominee's name in the space provided below)._________________________________________

                                                FOR     AGAINST     ABSTAIN
     ITEM 2 - TO AMEND THE ARTICLES OF
     INCORPORATION OF THE COMPANY               [  ]      [  ]       [  ]

     ITEM 3 - TO APPROVE THE REINCORPORATION    FOR     AGAINST     ABSTAIN
     OF THE COMPANY IN THE STATE OF NEVADA
                                                [  ]      [  ]       [  ]

     Signature(s) ________________________________________ Date _____________

                  ________________________________________
                                (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney,executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.